EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

FURNISHED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002 (18 USC. SECTION 1350)

 AND FOR THE PURPOSE OF COMPLYING WITH RULE 13a-14(b)

OF THE SECURITIES EXCHANGE ACT OF 1934.

 The undersigned, the Chief Executive Officer and the Chief Financial Officer of Intrawest Resorts Holdings, Inc. (the “Company”) respectively, each hereby certifies that to his knowledge on the date hereof:

(a) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2014 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William A. Jensen
Chief Executive Officer and Director
(Principal Executive Officer)
May 13, 2014

/s/ Gary W. Ferrera
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)
May 13, 2014